EXHIBIT 10.3
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                    SECOND AMENDMENT TO PURCHASE AGREEMENT
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                (North Hills Mall; North Richland Hills, Texas)


      This Second Amendment To Purchase Agreement ("Second Amendment") is made and entered into as of the 30th day of July, 1999, by and among NORTH HILLS MALL ASSOCIATES, an Illinois general partnership ("Seller"), NORTH HILLS, LTD., a Texas limited partnership ("NHL"), and THE KEST CHILDREN'S TRUST (the "Kest Trust", NHL and the Kest Trust are hereinafter individually and collectively called "Buyer"), with reference to the following facts:

      A. Seller and Buyer entered into that certain "Purchase Agreement" (the "Original Agreement") dated as of the 22nd day of June, 1999 (the "Execution Date"), pursuant to which Seller agreed to sell, and Buyer agreed to buy, that certain real property located in the City of North Richland Hills, County of Tarrant, State of Texas, consisting primarily of a shopping center sometimes known as the "North Hills Mall" (the "Property"). The Original Agreement was subsequently amended by that certain First Amendment To Purchase Agreement ("First Amendment") made and entered into as of the 29th day of June, 1999, by and among Seller and Buyer. The Original Agreement as amended by the First Amendment is hereinafter referred to as the "Agreement". Unless otherwise defined herein, capitalized terms have the meanings defined in the Agreement.

      B. Seller and Buyer wish to modify and amend the Agreement subject and strictly in accordance with the terms of this Second Amendment.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby amend the Agreement as follows:

      1. Recitals. The recitals set forth above are not merely recitals, but form an integral part of this Second Amendment.

      2. Due Diligence Extension. The Due Diligence Period, as defined in Section 4.B of the Agreement, is hereby extended until 5:00 PM (Central time) on Wednesday, August 4, 1999.

      3. Ratification of Purchase Agreement. Buyer and Seller hereby agree that except as expressly provided herein, the provisions of the Agreement shall be, and remain, in full force and effect (such Agreement being hereby ratified and confirmed by the parties hereto), and that if any provision of this Second Amendment conflicts with the Agreement, then the provisions of this Second Amendment shall prevail.

      4. Miscellaneous. This Second Amendment may be executed in counterparts and delivered by facsimile transmission.



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      IN WITNESS WHEREOF, the parties hereto have executed this
Second Amendment effective as of the date first set forth above.


                         BUYER:

                         NORTH HILLS, LTD.,
                         a Texas limited partnership

                         By:   BURK COLLINS & CO., INC.,
                               a Texas corporation,
                               its general partner


                               By:   _________________________

                               Name: _________________________

                               Title:_________________________


                         THE KEST CHILDREN'S TRUST


                         By:   _________________________
                               Michael Kest, Trustee


                         SELLER:


                         NORTH HILLS MALL ASSOCIATES,
                         an Illinois general partnership

                         By:   JMB Income Properties, Ltd.-X,
                               an Illinois limited partnership

                               By:   JMB Realty Corporation,
                                     a Delaware corporation,
                                     Its General Partner

                                     By:   _________________________

                                     Name: _________________________

                                     Title:_________________________